Exhibit 10.2

COMMON STOCK PURCHASE AGREEMENT

AGREEMENT (this “Agreement”) entered into as of the 10th day of December, 2021, by and between Aspen-1 Acquisition Inc., a Delaware corporation (the “Company”), and Mark Tompkins, an individual (the “Purchaser”).

WHEREAS, the Purchaser desires to purchase, and the Company desires to sell, an aggregate of 4,750,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) upon the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Purchaser and the Company hereby agree as follows:

SECTION 1: SALE OF THE SHARES

1.1 Sale of the Shares. Subject to the terms and conditions hereof, the Company will sell to the Purchaser and the Purchaser will purchase from the Company, upon the execution and delivery of this Agreement, the Shares for a purchase price equal to $475 (the “Purchase Price”).

SECTION 2: CLOSING DATE; DELIVERY

2.1 Closing Date. The closing of the purchase and sale of the Shares hereunder (the “Closing”) shall be held immediately following the execution and delivery of this Agreement.

2.2 Delivery at Closing. At the Closing, the Company will record the issuance of the Shares in the Company’s stock ledger with respect to the Common Stock of the Company in the Purchaser’s name, against payment of the Purchase Price therefore as indicated above.

SECTION 3: REPRESENTATIONS AND WARRANTIES OF PURCHASER

The undersigned Purchaser hereby represents and warrants to the Company as follows:

3.1 Restricted Securities. None of the Shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser acknowledges that the Shares have not been recommended by any US Federal or State securities commission or regulatory authority and have not confirmed the accuracy or determined the adequacy of this Agreement. The Purchaser understands that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and, if deemed advisable by the Company, the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement. The Purchaser understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

3.2 Experience. The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of investment in the Company and of making an informed investment decision. The Purchaser has adequate means of providing for the Purchaser’s current needs and possible future contingencies and the Purchaser has no need, and anticipates no need in the foreseeable future, to sell the Shares for which the Purchaser subscribes. The Purchaser is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, the Purchaser is able to hold the Shares for an indefinite period of time and has sufficient net worth to sustain a loss of the Purchaser’s entire investment in the Company in the event such loss should occur. Except as otherwise indicated herein, the Purchaser is the sole party in interest as to its investment in the Company, and it is acquiring the Shares solely for investment for the Purchaser’s own account and has no present agreement, understanding or arrangement to subdivide, sell, assign, transfer or otherwise dispose of all or any part of the Shares subscribed for to any other person.

3.3 Investment; Access to Data. The Purchaser has carefully reviewed and understands the risks of, and other considerations relating to, a purchase of the Shares and an investment in the Company. The Purchaser has been furnished materials relating to the Company, the private placement of the Common Stock or anything else that it has requested and has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense. Representatives of the Company have answered all inquiries that the Purchaser has made of them concerning the Company, or any other matters relating to the formation and operation of the Company and the offering and sale of the Common Stock. The Purchaser has not been furnished any offering literature other than the materials that the Company may have provided at the request of the Purchaser; and the Purchaser has relied only on such information furnished or made available to the Purchaser by the Company as described in this Section. The Purchaser is acquiring the Shares for investment for the Purchaser’s own account, not as a nominee or agent and not with the view to, or for resale in connection with, any distribution thereof. The Purchaser acknowledges that the Company is a start-up company with no current operations, assets or operating history, which may possibly cause a loss of Purchaser’s entire investment in the Company.

3.4 Authorization. (a) This Agreement, upon execution and delivery thereof, will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors’ rights generally.

(b) The execution, delivery and performance by Purchaser of this Agreement and compliance therewith and the purchase and sale of the Shares will not result in a violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or Federal law to which Purchaser is subject, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Purchaser is a party or by which the Purchaser is bound, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Purchaser pursuant to any such term.

3.5 Accredited Investor. Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended and has executed the statement of accredited investor annexed hereto as Exhibit A.

SECTION 4: MISCELLANEOUS

4.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware, without regard to conflicts of laws principles thereof.

4.2 Survival. The terms, conditions and agreements made herein shall survive the Closing.

4.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

4.4 Entire Agreement; Amendment; Waiver. This Agreement constitutes the entire and full understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by all the parties hereto.

4.5 Counterparts; Electronic Signature. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together, shall constitute one instrument. This Agreement may be executed by facsimile or pdf signature by any party and such signature will be deemed binding for all purposes hereof without delivery of an original signature being thereafter required.

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IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first written above

ASPEN-1 ACQUISITION INC.

By:	/s/ Ian Jacobs
Ian Jacobs
President, Secretary, Chief Executive Officer, and Chief Financial Officer

PURCHASER

/s/ Mark Tompkins
Mark Tompkins

Exhibit A

STATEMENT OF ACCREDITED INVESTOR

To: Aspen-1 Acquisition Inc. (the “Company”)

Ladies and Gentlemen:

The undersigned hereby refers to the Common Stock Purchase Agreement executed and delivered to the Company by the undersigned as of the date hereof. In connection with the subscription thereunder by the undersigned to purchase securities of the Company, the undersigned hereby represents and warrants that such individual or entity meets at least one of the tests listed below for an “accredited investor” (as such term is defined under Regulation D promulgated pursuant to the Securities Act of 1933, as amended).

“Accredited Investors” are accorded special status under the federal securities laws. Individuals who hold certain positions with an issuer or its affiliates, or who have certain minimum individual income or certain minimum net worth (each as described below) may qualify as Accredited Investors. Partnerships, corporations or other entities may qualify as Accredited Investors if they fulfill certain financial and other standards, or if all of their equity owners have incomes and/or net worth which qualify them individually as Accredited Investors, and trusts may qualify as Accredited Investors if they meet certain financial and other tests (as described below).

You may qualify as an Accredited Investor under Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”) if you meet any of the following tests (please check all that apply):

_____ (a) The undersigned is a natural person whose net worth, or joint net worth with spouse, at the time of purchase, exceeds $1,000,000 (excluding the value of the undersigned’s primary residence).1

_____ (b) The undersigned is a natural person whose individual income (excluding that of his or her spouse) exceeded $200,000 in each of the last two years, i.e., 2019 and 2020, and who reasonably expects individual income exceeding $200,000 in the current year.

_____ (c) The undersigned is a natural person whose joint gross income with his or her spouse exceeded $300,000 in each of the last two years, i.e., 2019 and 20 and who reasonably expects joint gross income with his or her spouse exceeding $300,000 in the current year.

_____ (d) The undersigned is:

_____ (i) a bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

_____ (ii) a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, as amended;

[1]	For purposes of calculation net worth in paragraph (a) above, (i) the undersigned’s primary residence shall not be included as an asset; (ii) indebtedness secured by the undersigned’s primary residence, up to the estimated fair market value of such primary residence as of the date hereof, shall not be included as a liability (except that if the amount of such indebtedness outstanding as of the date hereof exceeds the amount outstanding as of 60 days before the date hereof, other than as a result of the acquisition of such primary residence, the amount of such excess shall be included as a liability) and (iii) indebtedness that is secured by the undersigned’s primary residence in excess of the estimated fair market value of such primary residence as of the date hereof, shall be included as a liability.

_____ (iii) an insurance company as defined in section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of such act;

_____ (iv) any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

_____ (v) any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or

_____ (vi) any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____ (e) The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

_____ (f) The undersigned is a trust, and the grantor (i) has the power to revoke the trust at any time and regain title to the trust assets; and (ii) meets the requirements of items (a) (b), or (c) above.

_____ (g) The undersigned is a tax-exempt organization described in Section 501(c) (3) of the Internal Revenue Code, or a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities with total assets in excess of $5,000,000.

_____ (h) The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the securities.

_____ (i) The undersigned is an entity in which all of the equity owners meet any of the requirements of items (a) through (h) above.

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Dated: December 10, 2021

Very truly yours,

Name of Individual or Entity

Authorized Signature

Address